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                                                                   EXHIBIT 10.39
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                                WAIVER AGREEMENT
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         THIS WAIVER AGREEMENT (this "Amendment") is made as of March 30, 1997, by and between Lam Research Co., Ltd., a Japanese corporation ("Borrower"), and The Sakura Bank, a Japanese banking corporation ("Lender").

         WHEREAS, the parties hereto have entered into that certain Term Loan Agreement, dated as of June 26, 1996, and amended on January 22, 1997 (as amended, the "Loan Agreement"), pursuant to which Lender agreed to lend to Borrower and Borrower agreed to borrow from Lender a certain sum, subject to the terms and conditions contained in the Agreement; and

         WHEREAS, the parties hereto desire to waive certain covenants contained in the Loan Agreement, as set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in the Agreement, the parties hereto hereby agree as follows:

          1.  Waiver.  Lender hereby waives on a one-time basis the requirements
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of Section 6.5(ii)(b) of the Loan Agreement in order to allow Guarantor to acquire all of the capital stock of OnTrak Systems, Inc. Borrower acknowledges and agrees that Lender has made no agreement to make any other waiver under the Loan Agreement, including any future waiver of the requirements of Section 6.5(ii)(b).

          2.  No Waiver of Event of Default.  By execution of this Waiver,
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Lender does not waive any Event of Default, whether known or unknown.

          3.  Governing Law.  This Waiver shall in all respects be governed by
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and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such
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state, including all matters of construction, validity and performance.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                 LENDER:

                                 The Sakura Bank, Limited
                                  a Japanese banking corporation



                                 By: ___________________________
                                 Name:
                                 Title:

                                 BORROWER:

                                 Lam Research Co., Ltd.,
                                  a Japanese corporation



                                 By: ___________________________
                                 Name:
                                 Title:


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